SEC File No. 33-91706
                                                          SEC File No. 33-56094
                                                          SEC File No. 33-67852
                                                          SEC File No. 333-59745
                                                          SEC File No. 33-72226
                                                          SEC File No. 333-2265
                                                          SEC File No. 2-72428


                           PILGRIM INTERNATIONAL FUNDS

                         Supplement dated May 7, 2001
           to the Class A, B, C and M International Funds Prospectus
                               dated March 1, 2001

1. FUND REORGANIZATIONS

     On April 12, 2001, shareholders approved the reorganization of Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund into Pilgrim Emerging Countries Fund. This reorganization was effective on April 30, 2001. Shares of Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund therefore are no longer being offered.

2. EXCHANGES

Effective May, 1, 2001, the following disclosure is added as the second paragraph under the section entitled "Exchanges" on page 49 of the Prospectus:

     If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment  will be limited.  Pilgrim Senior Income
     Fund is a closed-end  interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a
     measure  of  liquidity,   the  fund  will  normally  make   quarterly
     repurchase  offers for 5% of its outstanding  common shares.  If more than 5% of the fund's common shares are tendered, you may not be able to completely  liquidate  your holdings in any one quarter.  You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior
     Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.
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Effective  May, 1, 2001,  the  following  disclosure  is added after the section entitled "Exchanges" on page 49 of the Prospectus:

     CDSC ON EXCHANGES INTO PILGRIM SENIOR INCOME FUND

     You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund described in this prospectus to the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

3. PRIVACY POLICY

Effective May, 1, 2001, the following disclosure is added after the section entitled "Account Access" on page 50 of the Prospectus:

     PRIVACY POLICY

     You may review the Funds' policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

4. MERGER OF ING MUTUAL FUNDS MANAGEMENT CO. LLC ("IMFC") AND ING PILGRIM INVESTMENTS, LLC ("ING PILGRIM INVESTMENTS")

Effective May, 1, 2001, the following disclosure is added as the third paragraph under the section entitled "Management of the Funds - ING Pilgrim Investments, LLC" on page 51 of the Prospectus:

     Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the Funds. On April 30, 2001, IMFC, an indirect wholly-owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE